Exhibit 99.2
10

Peer Group 19

Performance 20

Performance 21

LOAN PORTFOLIO COMPOSITION 22

Loan Portfolio Duration As a % of Total Loans 23

Funds Composition Information above provided by BancAnalyst Financial as of 6/30/2007 24

Valuation Comparison With Peer Group 25

Focus on Growth Build Market Share In Existing Markets Retention Moving Below Average Customers Toward Profitability Competitive Products Remote Deposit Real-Time On-line Banking Building an ATM Nationwide Accessibility Network 30

Allpoint ATM Network 31

Bank Locations


Ashe
Jefferson
W. Jefferson
2 locations
Surry
Boone
3 locations
Foscoe
Watauga
Avery
Linville
N. Elkin
Downtown Elkin
Wilkes
Jonesville
East Bend
Pfafftown
N. Wilkesboro
Yadkinville
Wilkesboro
Yadkin
Forsyth
24 Locations
Throughout
The Yadkin Valley,
High Country &
Piedmont Regions.
Iredell
Statesville
3 locations
Locations
Mooresville
3 locations
Cornelius
Huntersville
Mecklenburg
Loan Production
Office In Wilmington

Yadkin Valley Financial Corporation

Peer Group

Institution	Ticker	State	No. of Offices	Date Established		Total Assets at 6/30/2007 ($000s)
NewBridge Bancorp	NBBC	NC	43	1949	(1)	$ 1,018,090
FNB United Corp.	FNBN	NC	44	1907		$ 1,863,407
First M&F Corporation	FMFC	MS	49	1890		$ 1,584,707
Southern Community Financial Corporation	SCMF	NC	22	1996		$ 1,520,240
Fidelity Bancshares (N.C.) Inc.	FDBN	NC	67	1909		$ 1,462,547
TIB Financial Corporation	TIBB	FL	20	1974		$ 1,358,773
Bank of Granite Corporation	GRAN	NC	22	1906		$ 1,221,282
PAB Bankshares, Inc.	PABK	GA	20	1956		$ 1,169,967
Yadkin Valley Financial Corporation	YAVY	NC	24	1968		$ 1,129,456
BNC Bancorp	BNCN	NC	13	1991		$ 1,070,633
First National Bank of Shelby	FNSE	NC	15	1874		$ 929,051
Peoples Bancorp of North Carolina, Inc.	PEBK	NC	20	1912		$ 839,674
ECB Bancorp, Inc.	ECBE	NC	23	1919		$ 629,573

Source: SNL Interactive Briefing Book

(1) Note: f/k/a LXBK - Info from Form 10Q www.SEC.gov

YADKIN VALLEY FINANCIAL CORPORATION

Performance

	2003	2004	2005	2006	YTD 6/30/2007	PEER AVG. YTD 6/30/2007
PROFITABILITY						
ROA	1.36%	1.06%	1.14%	1.32%	1.42%	1.01%
ROE	12.60%	9.35%	9.80%	11.63%	12.47%	9.95%
NET INTEREST MARGIN	4.14%	4.05%	4.24%	4.67%	4.68%	4.20%
LOAN YIELD	6.39%	5.90%	6.77%	7.94%	8.15%	8.32%
COST OF FUNDS	2.06%	1.85%	2.54%	3.37%	3.80%	4.12%
NONINTEREST INCOME	1.12%	1.08%	1.30%	1.25%	1.22%	0.96%
GAIN ON LOANS HELD FOR SALE	0.03%	0.07%	0.59%	0.63%	0.57%	0.03%
EFFICIENCY RATIO	48.93%	57.02%	58.54%	55.38%	55.20%	61.03%

Information above from BancAnalyst Financial

Yadkin Valley Financial Corporation

Performance

ASSET QUALITY	2003	2004	2005	2006	YTD 6/30/2007	PEER YTD 6/30/2007
NONPERFORMING LOANS/ TOTAL LOANS	0.34%	0.42%	0.42%	0.21%	0.31%	0.78%
LOAN LOSS RESERVE/ TOTAL LOANS	1.29%	1.19%	1.23%	1.26%	1.31%	1.38%
LOAN LOSS RESERVE/ NONPERFORMING LOANS	3.81	2.85	2.96	5.92	4.27	1.77
NET CHARGE OFFS/AVG. LOANS	0.29%	0.18%	0.12%	0.10%	0.01%	0.21%

Information above from BancAnalyst Financial

Yadkin Valley Financial Corporation

LOAN PORTFOLIO COMPOSITION

AS A PERCENTAGE OF TOTAL LOANS
AS OF DECEMBER 31,

	2003	2004	2005	2006	YTD 6/30/2007	Peer Group 6/30/2007
CONSUMER LOANS	18.61%	18.28%	17.81%	15.58%	14.94%	11.40%
COMMERCIAL AND INDUSTR	23.61%	21.24%	22.85%	17.46%	16.89%	12.67%
AGRICULTURE LOANS	1.25%	1.33%	0.94%	0.93%	1.00%	2.43%
COMMERCIAL REAL ESTATE	39.32%	42.47%	45.19%	52.57%	53.63%	56.23%
RESIDENTIAL REAL ESTATE	16.19%	15.73%	12.45%	12.52%	12.53%	16.82%
OTHER	1.02%	0.95%	0.76%	0.94%	1.01%	0.45%
TOTAL	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

*Information above from BancAnalyst Financial

YADKIN VALLEY
FINANCIAL CORPORATION

Loan Portfolio Duration
As a % of Total Loans

REPRICING INTERVALS	12/31/2006	6/30/2007	6/30/2007 Peer Group
REPRICING < 3 MONTHS	50.40%	49.05%	50.10%
REPRICING 3 - 12 MONTHS	5.84%	6.67%	8.54%
REPRICING 1 - 3 YEARS	16.30%	16.13%	16.20%
REPRICING 3 - 5 YEARS	16.55%	17.40%	16.19%
REPRICING 5 - 15 YEARS	6.23%	6.05%	7.60%
REPRICING > 15 YEARS	4.68%	4.70%	1.37%
	100.00%	100.00%	100.00%

*Information above from BancAnalyst Financial

Funds Composition


Yadkin Valley Bank
Funds Composition
Peer Group
Funds Composition
Demand Deposits
NOW
Savings
Retail CODs
Jumbo CODs
Fed Funds/Repos
Subordinated Debt
Other Borrowings
3%
0%
4%
16%
7%
24%
16%
30%
0%
2%
9%
13%
4%
21%
27%
24%

Information above provided by BancAnalyst Financial as of 6/30/2007

YADKIN VALLEY
FINANCIAL CORPORATION

Valuation Comparison With Peer Group

	Ticker	Average Price Sept 2007	Price/ Earnings TTM (PE)*	Price/ Earnings to Growth (PEG)*	Price/ Tangible Book*	Div. Yield	Shares Outstanding (millions)*
Southern Community Financial Corp.	SCMF	$ 7.98	17.73	0.19	160%	2.01%	17.6
Yadkin Valley Financial Corporation	YAVY	$ 16.06	11.47	0.48	188%	3.24%	10.6
Peoples Bancorp of North Carolina, Inc.	PEBK	$ 17.65	10.70	0.78	154%	2.72%	5.7
BNC Bancorp	BNCN	$ 16.93	15.25	0.98	251%	1.06%	6.8
First M&F Corporation	FMFC	$ 17.83	11.21	1.00	175%	2.92%	9.1
Bank of Granite Corporation	GRAN	$ 13.61	15.64	NM, <0	162%	3.82%	15.8
ECB Bancorp, Inc.	ECBE	$ 25.56	14.12	NM, <0	118%	2.74%	2.9
FNB United Corp.	FNBN	$ 15.88	13.81	NM, <0	190%	3.78%	11.4
NewBridge Bancorp	NBBC	$ 12.30	16.85	NM, <0	116%	5.53%	8.4
PAB Bankshares, Inc.	PABK	$ 16.27	12.05	NM, <0	171%	3.56%	9.5
TIB Financial Corporation	TIBB	$ 11.09	16.55	NM, <0	150%	2.16%	12.8
MEDIAN			**14.12**	**0.78**	**162%**	**2.92%**	

Notes: * Ratios based on 6/30/07 data
Source for earnings, earnings growth, book value, numbe of shares: SNL Briefing Book

Yadkin Valley Financial Corporation

Focus on Growth

- Build Market Share In Existing Markets
  - Retention
  - Moving Below Average Customers Toward Profitability
  - Competitive Products
  - Remote Deposit
  - Real-Time On-line Banking
  - Building an ATM Nationwide Accessibility Network

Allpoint ATM Network



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